EXHIBIT 10.5

                          HOSPITALITY PROPERTIES TRUST
             FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT


         This FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of January 26, 2001 and entered into by and among
HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("Borrower"), the financial institutions listed on the signature pages hereof ("Lenders"), DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as agent for Lenders ("Agent"), and, for purposes of Section 4 hereof, the Guarantors listed on the signature pages hereof, and is made with reference to that certain Second Amended and Restated Revolving Credit Agreement dated as of June 10, 1998 (the "Credit Agreement") by and among Borrower, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

         WHEREAS, Borrower intends to acquire 100% of the shares of another company identified to the Lenders in a letter dated December 20, 2000 from the Borrower to the Agent and the Lenders (the "December 20 Letter"), on substantially the terms set forth therein (the "2001 Acquisition"), and shortly thereafter to sell certain of the properties owned by such company to an Affiliate of Borrower identified in the December 20 Letter, also on substantially the terms described therein; and

         WHEREAS, Borrower, Lenders and Agent desire (i) to make certain amendments to the Credit Agreement in connection with the 2001 Acquisition, and
(ii) to waive the provisions of the Credit Agreement to the extent required to permit the 2001 Acquisition and certain related transactions.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT.

1.1 Amendment to Article 1: Definitions. Section 1.1 of the Credit Agreement is hereby amended by:

         A. inserting the following new definitions, in the appropriate order:

         "2001 Acquisition" means the "2001 Acquisition" as defined in the First Amendment.

         "First Amendment" means the First Amendment and Limited Waiver to Credit Agreement dated as of January 26, 2001.

         "TRS" means a Subsidiary of the Borrower which is a "taxable REIT subsidiary" within the meaning of Section 856(l) of the Code.
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         B. changing the definition of "Business" as follows:

                  (i) redesignating the term defined therein as "Business" as "Primary Business," deleting the words "third party" which appear immediately before the word "Lessees" in the second line thereof and reinserting the definition (now designated as the definition of "Primary Business") in the appropriate alphabetical order; and

                  (ii)   inserting  the  following   new   definitions   in  the
         appropriate alphabetical order:

         "Business" means the Primary Business and the Permitted Ancillary Business.

         "Permitted Ancillary Business" means (a) the management, operation and maintenance in the ordinary course of business of the hotel management business acquired in the 2001 Acquisition and ownership of other non-qualified REIT assets acquired in the 2001 Acquisition in each case by Subsidiaries of Borrower approved for such purpose by Agent; provided, that the aggregate gross revenues of such Subsidiaries from the management and operation of such business constitutes less than 5% of the consolidated total revenues of Borrower and its Subsidiaries in any calendar year and (b) the leasing of hotel properties by TRSs; provided, that (i) Borrower is in compliance with Section 7.1(k) and
         (ii) if the Lease is with the Borrower or another of its Subsidiaries, Agent has approved the TRS as a Lessee under the Lease and the Lease is reasonably consistent (in the reasonable determination of Agent) with Leases that the Borrower and its Subsidiaries have previously entered with third parties.

         C. amending the definition of "Lessee" by deleting the parenthetical "(without Agent's approval)" from the first and second lines thereof and substituting the following parenthetical therefor: "(without Agent's approval, which shall not be granted unless the Lease is reasonably consistent (in the reasonable determination of Agent) with Leases that the Borrower and its Subsidiaries have previously entered with third parties)."

         D. changing the definition of "Permitted Mortgage Investments" by

                  (i) inserting at the end of the third bullet point paragraph thereof the parenthetical "(except as permitted by Section 2 of the First Amendment)" and

                  (ii) inserting the following words at the end of the last sentence of the last bullet point paragraph thereof "or properties acquired in the 2001 Acquisition."

1.2 Amendment to Article 5: Representations and Warranties.

         A.  The  first  sentence  of  Section  5.11  of  the  Credit  Agreement
(Subsidiaries; Ownership of Stock) is hereby amended by deleting it in its entirety and inserting the following in substitution therefor:

         "The only direct or indirect Subsidiaries of Borrower are those listed in Section 5.11 of the Disclosure Schedule or those created or acquired after the Closing Date pursuant to

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

         Section 7.7(c) or pursuant to the 2001 Acquisition and separately identified to the Agent in writing promptly upon their creation or acquisition."

         B. The first sentence of Section 5.14 of the Credit Agreement (Labor Matters) is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

         "There are no labor contracts to which any Credit Party is a party, except such as have been identified by Borrower to the Agent in writing promptly upon their assumption or execution."

1.3 Amendment to Article 6: Affirmative Covenants.

         Section 6.1 of the Credit Agreement (Financial Reporting) is hereby amended by inserting the words "the 2001 Acquisition" immediately after the words "the business affairs and financial condition of all or any of the Credit Parties" in the second and third lines of clause (f) thereof. Without limiting the foregoing amendment Agent hereby requests and Borrower hereby agrees to provide Agent promptly with full details of any non-qualified REIT assets acquired in the 2001 Acquisition.

1.4 Amendment to Article 7: Financial Covenants; Negative Covenants.

         A. Section 7.1 of the Credit Agreement (Financial Covenants) is hereby amended by inserting the following as a new clause (k) at the end thereof:

         "(k) At the end of each Fiscal Quarter, the aggregate net book value of the assets of the Subsidiaries of the Borrower that are TRSs shall not exceed the lesser of (x) $200 million or (y) 10% of Consolidated Total Assets."

         B. Section 7.7 of the Credit Agreement (Investments) is hereby amended by inserting the words "Permitted Mortgage Investments and" at the beginning of clause (g) thereof.

         C. Section 7.10 of the Credit Agreement (Additional Subsidiaries) is hereby amended by deleting the word "and" after clause (iii) of the first sentence thereof and inserting the following as a new clause (v) at the end of such sentence "and (v) the 2001 Acquisition."

Section 2. LIMITED WAIVER.

2.1 Waiver. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrower herein contained, Lenders hereby waive compliance with the provisions of (a) Sections 7.3(d) and 7.5 of the Credit Agreement to the extent, and only to the extent, necessary to permit Borrower to incur (and the Guarantors to guaranty) Permitted New Indebtedness that matures before the Maturity Date in an amount up to $200,000,000 for the sole purpose of financing the 2001 Acquisition; provided, that such Permitted New Indebtedness is unsecured and (b) Sections 7.2, 7.3 and 7.8 of the Credit Agreement, to the extent, and only to the extent necessary to permit Borrower and its Subsidiaries to (i) own certain non-hotel properties acquired in the 2001 Acquisition and identified in the December 20 Letter, assume the Indebtedness secured thereby and sell such properties and the Subsidiary that is the direct owner of the properties to an Affiliate identified in the first paragraph of the December 20 Letter; provided, that (x) such Indebtedness is existing on the date of the 2001 Acquisition and not created in anticipation thereof; (y) such properties are sold to, and such Indebtedness assumed by, such Affiliate within 35 days of the date of consummation of the 2001 Acquisition and (z) none of the Credit Parties remain liable after such sale with respect to such Indebtedness; (ii) provide seller financing not to exceed $250,000,000 to such Affiliate in connection with the sale of such properties and (iii) manage and operate such properties; provided, that (x) the transactions described in clauses (ii) and (iii) hereof are upon fair and reasonable terms no less favorable to any Credit Party than could be obtained in a comparable arm's length transaction with an unaffiliated Person; and (y) the financing described in clause (ii) hereof is secured by Permitted Mortgage Investments.

2.2 Consent to Change in Basis of Calculations of Assigned Value in Certain Cases. The Required Lenders hereby consent to the "Assigned Value" for those 10 Hotels (as identified in the first bullet point of the third paragraph of December 20 Letter) that will be acquired in the 2001 Acquisition being calculated on the basis described in the second bullet point paragraph of the definition of "Assigned Value" set forth in Section 1.1 of the Credit Agreement even though the Hotels will have been owned for less than six full Fiscal Quarters.

2.3 Limitation of Waiver.  Without  limiting the generality of the provisions of
Section 10.12 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by Borrower with respect to (i) Sections 7.2, 7.3, 7.5 or 7.8 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the 2001 Acquisition and the related transactions or otherwise); or

                  (b) prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

Section 3. BORROWER'S REPRESENTATIONS AND WARRANTIES.

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Trust or Corporate Power and Authority. Borrower and each Guarantor has all requisite organizational power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

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

         B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary trust or corporate action on the part of Borrower and Guarantors.

         C. No Conflict. The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its
Subsidiaries, the Declaration of Trust, or Certificates or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the date hereof.

         D. Governmental Consents. The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and each Guarantor and are the legally valid and binding obligations of Borrower and Guarantors against Borrower and each Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limited creditors' rights generally or by equitable principles relating to enforceability.

         F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

Section 4. ACKNOWLEDGEMENT AND CONSENT

         Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that it will continue to guaranty to the fullest extent possible the full and punctual payment of the principal and interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Borrower would accrue hereunder) on all Loans made to Borrower and the full and punctual payment of all other amounts payable by Borrower under the Credit Agreement (including amounts that would become due but for the operation of the automatic stay under Section 362(e) of the United States Bankruptcy Code) subject to the limitations expressly set forth in the Guaranty.

         Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

Section 5. CONSENT TO CERTAIN AFFILIATE LESSEES.

         Agent hereby confirms to Borrower its approval (as contemplated by the definition of Lessee set forth in Section 1.1 of the Credit Agreement) of Subsidiaries of the Borrower becoming the Lessees (whether under a lease or sublease) of (i) certain Hotels pursuant to the 2001 Acquisition, and (ii) Hotels purchased following the 2001 Acquisition for an aggregate consideration not to exceed the cash received in partial consideration for the 2001 Acquisition; provided, that Borrower is in compliance with Section 7.1(k) and, in each case, the Lease and the Lessee meet the conditions set forth in clause
(ii) of the proviso to clause (b) of the definition of "Permitted Ancillary Business".

Section 6. MISCELLANEOUS

6.1 Reference to and Effect on the Credit Agreement and the Other Credit Documents.

         A. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of the like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         B. Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

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

6.2 Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in Section 10.11 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

6.3 Headings. Sections and subsection heading in this Amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purpose or be given any substantive effect.

6.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS OF LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

6.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by Borrower, Agent and Required Lenders, and receipt by Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) the payment by Borrower to Agent for its own account of a non-refundable amendment fee in immediately available funds in the amount separately agreed between Borrower and Agent and (iii) the payment by Borrower to Agent, for distribution to the Lenders that have executed this Amendment, of a non-refundable amendment fee in immediately available funds in an amount equal to 0.05% of each such Lender's Commitment.

6.6 Non-Liability of Trustees. THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED MAY 12, 1995, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR
SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.


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

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  HOSPITALITY PROPERTIES TRUST

                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer and CFO


                                  DRESDNER BANK AG, New York Branch
                                  and Grand Cayman Branch, as Agent and as a Lender


                                  By:  /s/  Michael Seton
                                       Name:   Michael Seton
                                       Title:  Vice President


                                  By:  /s/  David Sarner
                                       Name:   David Sarner
                                       Title:  Assistant Treasurer


                                  ALLIED IRISH BANKS, P.L.C.,
                                  as a Lender


                                  By:  /s/  Brian Oliver
                                       Name:   Brian Oliver
                                       Title:  Senior Vice President


                                  By:  /s/  Germaine Reusch
                                       Name:   Germaine Reusch
                                       Title:  Vice President

                                  BANK HAPOALIM B.M.,
                                  as a Lender


                                  By:
                                     -----------------------------------------
                                       Name:
                                       Title:


                                  By:
                                     -----------------------------------------
                                       Name:
                                       Title:


                                  BANK OF MONTREAL,
                                  as a Lender


                                  By:  /s/  Thomas A Batterham
                                       Name:   Thomas A. Batterham
                                       Title:  Director


                                  BANK ONE, NA,
                                  as a Lender


                                  By:  /s/  Patricia Leung
                                       Name:   Patricia Leung
                                       Title:  Senior Vice President


                                  BW BANK IRELAND PLC,
                                  as a Lender


                                  By:  /s/  Sinead O'Hara
                                       Name:   Sinead O'Hara
                                       Title:  Portfolio Management Director


                                  By:  /s/  Roger Coen
                                       Name:   Roger Coen
                                       Title:  Manager, Portfolio Management

                                  CIBC INC.,
                                  as a Lender


                                  By:  /s/  Dean J. Decker
                                       Name:   Dean J. Decker
                                       Title:  Executive Director


                                  COMMERZBANK AG, New York Branch,
                                  as a Lender


                                  By:
                                     ----------------------------------------
                                       Name:
                                       Title:


                                  By:
                                     ----------------------------------------
                                       Name:
                                       Title:


                                  ERSTE BANK,
                                  as a Lender


                                  By:  /s/  Paul Judicke
                                       Name:   Paul Judicke
                                       Title:  Vice President


                                  By:  /s/  John Fay
                                       Name:   John Fay
                                       Title:  Vice President


                                  PNC BANK, NATIONAL ASSOCIATION,
                                  as a Lender


                                  By:  /s/  Randall S. Cornelius
                                       Name:   Randall S. Cornelius
                                       Title:  Assistant Vice President

                                  RIGGS BANK N.A.,
                                  as a Lender


                                  By:  /s/  Douglas H. Klamfoth
                                       Name:   Douglas H. Klamfoth
                                       Title:  Vice President


                                  RZB FINANCE LLC,
                                  as a Lender


                                  By:  /s/  John A. Valiska
                                       Name:   John A. Valiska
                                       Title:  Vice President


                                  By:  /s/  Dieter Beintrexler
                                       Name:   Dieter Beintrexler
                                       Title:  President


                                  SOCIETE GENERALE, Southwest Agency,
                                  as a Lender


                                  By:  /s/  Carina T. Huynh
                                       Name:   Carina T. Huynh
                                       Title:  Vice President


                                  By:
                                     ---------------------------------------
                                       Name:
                                       Title:

                                  WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                  as a Lender


                                  By:
                                     ----------------------------------------
                                       Name:
                                       Title:


                                  By:
                                     ----------------------------------------
                                       Name:
                                       Title:

For the purposes of Section 4:    HPT CW PROPERTIES TRUST


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer and CFO


                                  HPTCY PROPERTIES TRUST


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer and CFO


                                  HPTMI PROPERTIES TRUST
                                  (successor by merger with HPTMI Corporation)


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer and CFO


                                  HPTMI II PROPERTIES TRUST


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer


                                  HPTSHC PROPERTIES TRUST


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer


                                  HPT SUITE PROPERTIES TRUST


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer

                                  HPTRI PROPERTIES TRUST
                                  (successor by merger with HPTRI Corporation)


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer


                                  HPTWN PROPERTIES TRUST
                                  (successor by merger with HPTSLC Properties
                                  Trust)


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer


                                  HPT CW II PROPERTIES TRUST


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer


                                  HPT MI III PROPERTIES TRUST


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer


                                  HPT HSD PROPERTIES TRUST


                                  By:  /s/  Thomas M. O'Brien
                                       Name:   Thomas M. O'Brien
                                       Title:  Treasurer